UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 12, 2024

Blueprint Medicines Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-37359	26-3632015
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

45 Sidney Street Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 374-7580

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	BPMC	Nasdaq Global Select Market

Item 5.02(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2024 Annual Meeting of Stockholders of Blueprint Medicines Corporation (the “Company”) held on June 12, 2024 (the “Annual Meeting”), the Company’s stockholders approved the Blueprint Medicines Corporation 2024 Stock Incentive Plan (the “2024 Plan”), which had previously been adopted by the Company’s board of directors (the “Board”), subject to stockholder approval.

The description of the 2024 Plan contained on pages 65 to 73 of the Company’s proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission (the “SEC”) on April 25, 2024, is incorporated herein by reference. A complete copy of the 2024 Plan is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The following is a summary of the matters voted on at the Annual Meeting.

1.	The Company’s stockholders elected Daniella Beckman, Habib Dable and Lynn Seely, M.D. as Class III directors, each to serve for a three-year term expiring at the 2027 annual meeting of stockholders and until their successor has been duly elected and qualified. The results of the stockholders’ vote with respect to the election of such Class III directors were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Daniella Beckman	54,014,668	4,259,561	2,067,113
Habib Dable	40,783,723	17,490,506	2,067,113
Lynn Seely, M.D.	42,706,299	15,567,930	2,067,113

2.	The Company’s stockholders determined that future advisory votes on the compensation paid to its named executive officers would be held every year. The results of the stockholders’ non-binding, advisory vote with respect to the frequency of future advisory votes on the compensation paid to the Company’s named executive officers were as follows:

1 Year	2 Years	3 Years	Votes Abstaining	Broker Non-Votes
57,619,425	5,261	619,900	29,643	2,067,113

3.	The Company’s stockholders approved the non-binding, advisory vote on the compensation paid to its named executive officers. The results of the stockholders’ non-binding, advisory vote with respect to compensation paid to the Company’s named executive officers were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
56,844,879	1,345,313	84,037	2,067,113

4.	The Company’s stockholders approved the 2024 Plan. The results of the stockholders’ vote with respect to the approval of the 2024 Plan were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
41,494,784	16,766,684	12,761	2,067,113

5.	The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting for the fiscal year ending December 31, 2024. The results of the stockholders’ vote with respect to such ratification were as follows:

Votes For	Votes Against	Votes Abstaining
60,124,981	198,317	18,044

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Blueprint Medicines Corporation 2024 Stock Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and incorporated as Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEPRINT MEDICINES CORPORATION

Date: June 14, 2024	By:	/s/ Kathryn Haviland
Kathryn Haviland
Chief Executive Officer